SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): MAY 3, 1996

                          FORTUNE PETROLEUM CORPORATION
             (Exact name of Registrant as specified in its charter)

         DELAWARE                   1-12334                      95-4114732
(State or other jurisdiction      (Commission                  (IRS Employer
  of incorporation)               File Number)               Identification No.)

515 W. GREENS ROAD, SUITE 720, HOUSTON, TEXAS                            77067
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (713) 872-1170 Registrant's telecopier number, including area code: (713) 872-1213

                                       N/A
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          (Former name or former address, if changed since last report)

         Registrant hereby amends its Current Report on Form 8-K, filed April 17, 1996 as follows:

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

         On May 3, 1996, Fortune Petroleum Corporation (the Company) announced that the previously announced letter of intent for the acquisition of Texoil, Inc. (Texoil) had expired and the proposed transaction had terminated. Under the letter of intent, the parties had agreed to a deadline for completion of a definitive merger agreement of May 2, 1996. Fortune's board of directors had approved the agreement at its annual meeting on Tuesday, April 30, 1996, but Texoil notified Fortune the evening of May 2, 1996, without further explanation, that Fortune "should regard the merger negotiations as now ended." Although the Company does not believe that this event is required to be reported on Form 8-K, this amendment is being filed to report the status of Form 8-K file April 17, 1996.

ITEM 7 - FINANCIAL STATEMENT AND EXHIBITS

         (a)      Not  Applicable

         (b)      Facsimile of letter dated May 2, 1996 from Texoil, Inc.

         (c)      Letter dated May 2, 1996 from the Company to Texoil, Inc.

Texoil, Inc.
1600 Smith St., Suite 4000
Houston, Texas  77002

Ph: (713) 652-5741
      (800) 742-1555
Fax (713) 652-9601
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                                                                    EXHIBIT (b)

                                  May 2, 1996
VIA FACSIMILE 872-1213

Fortune Petroleum Corporation
One Commerce Green
515 West Greens Road, Suite 720
Houston, Texas  77067
Attention:  Mr. Tyrone J. Fairbanks

Gentlemen:

         We are writing to confirm that the deadline for negotiation and execution of a merger agreement between Fortune Petroleum Corporation and Texoil, Inc. expired at 5 p.m. today in accordance with the terms of the letter of intent between Fortune and Texoil dated April 17, 1996, as subsequently extended. Contrary to the suggestion in your letter of May 1, 1996, that expiration occurred without the necessary approval by Fortune's board of directors of a definitive merger agreement in substantially the form set forth in the letter of intent. Accordingly, you should regard the merger negotiations as now ended, and that the liquidated damages provided for in the letter of intent are now payable by Fortune to Texoil.

                                                     Very truly yours,

                                                 /s/ Ruben Medrano
                                                     Ruben Medrano
                                                     President

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                                                                    EXHIBIT (c)
                                  May 2, 1996

Ruben Medrano
President
Texoil, Inc.
1600 Smith, Suite 4000                                                 BY FAX
Houston, Texas  77002

Dear Ruben:

         Thank you for your letter this evening, acknowledging that your board has terminated the discussions concerning the execution of the Fortune/Texoil merger agreement. I must correct an oversight in your letter, however. Fortune's board of directors approved the merger agreement on April 30, 1996, and this morning confirmed the two minor concessions Fortune management made to your board of directors last night. We communicated both of these matters to your board well before you sent us your termination letter. Apparently your board did not advise you of that fact, giving rise to the oversight in your letter.

         In light of the fact that your board has failed to approve a definitive merger agreement substantially in the form set forth in the letter of intent and has broken off the merger without explanation, I hereby demand immediate payment of the liquidated damages provided for in our letter of intent.

         Your prompt attention to this matter will be greatly appreciated. We otherwise wish Texoil success in its future endeavors.

Sincerely,

/s/ J. MICHAEL UBAN
    J. Michael Urban
    Vice President and
  Chief Financial Officer
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
                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             FORTUNE PETROLEUM CORPORATION

                                             By: /s/ J. MICHAEL URBAN
                                                     J. Michael Urban
                                                    Vice-President and
                                                  Chief Financial Officer
Date: May 20, 1996